UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51295	20-0122092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 975-2999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, Paul E. Henderson resigned as Principal Financial Officer of NNN 2003 Value Fund, LLC (the “Company”).

On the same date, NNN Realty Investors, LLC, the manager of the Company (our “Manager”), appointed Todd A. Mikles as Principal Financial Officer of the Company. Mr. Mikles, as Chief Executive Officer of our Manager, currently serves as the Principal Executive Officer of the Company. Mr. Mikles has served as president and chief executive officer of our Manager since August 2011. Mr. Mikles is also the sole director, president and chief executive officer of Sovereign Capital Management Group, a closely-held Delaware corporation (“Sovereign”) that indirectly controls our Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2013	NNN 2003 VALUE FUND, LLC

	By:	/s/ Todd A. Mikles
Todd A. Mikles
Chief Executive Officer
NNN Realty Investors, LLC,
the Manager of NNN 2003 Value Fund, LLC
(principal executive officer)